Exhibit 99.1

TTM Technologies, Inc., Q3’18	Contact: Sameer Desai, Senior Director, Corporate Development & Investor Relations Sameer.desai@ttmtech.com 714-327-3050

TTM Technologies, Inc. Reports Fiscal Third Quarter 2018 Results

COSTA MESA, CA – October 30, 2018 – TTM Technologies, Inc. (NASDAQ:TTMI), a leading global printed circuit board (“PCB”) and radio frequency (“RF”) components manufacturer, today reported results for the third quarter of fiscal 2018, which ended October 1, 2018. The financial results provided below for the third quarter include a full quarter contribution from the acquisition of Anaren, Inc. (“Anaren”), which was completed on April 18, 2018.

Third Quarter 2018 Highlights

-	Net sales were $755.8 million

-	GAAP net income was $27.0 million, or $0.22 per diluted share

-	Non-GAAP net income was $55.1 million, or $0.50 per diluted share

-	Cash flow from operations of $80.0 million

Third Quarter 2018 Financial Results

Net sales for the third quarter of 2018 were $755.8 million, compared to $666.8 million in the third quarter of 2017 and $716.9 million in the second quarter of 2018.

GAAP operating income for the third quarter of 2018 was $54.6 million, compared to $44.1 million in the third quarter of 2017 and $31.7 million in the second quarter of 2018.

GAAP net income for the third quarter of 2018 was $27.0 million, or $0.22 per diluted share. This compares to $21.5 million, or $0.19 per diluted share, in the third quarter of 2017 and $84.0 million, or $0.65 per diluted share, in the second quarter of 2018.

On a non-GAAP basis, net income for the third quarter of 2018 was $55.1 million, or $0.50 per diluted share. This compares to non-GAAP net income of $33.4 million, or $0.32 per diluted share, for the third quarter of 2017 and $52.3 million, or $0.48 per diluted share, in the second quarter of 2018.

Adjusted EBITDA for the third quarter of 2018 was $122.3 million, or 16.2 percent of net sales, compared to adjusted EBITDA of $85.7 million, or 12.9 percent of net sales, for the third quarter of 2017 and $115.9 million, or 16.2 percent of net sales, for the second quarter of 2018.

“TTM delivered record revenues and earnings for a third quarter,” said Tom Edman, CEO of TTM. “We were pleased to see solid year over year growth from the aerospace and defense, cellular, computing and medical/industrial/instrumentation end markets that more than offset weakness in our automotive end market. Following record third quarter revenues in the cellular end market, we’re anticipating weaker sales and profits in the fourth quarter.”

Business Outlook

For the fourth quarter of 2018 TTM estimates that revenue will be in the range of $720 million to $760 million, and non-GAAP net income will be in the range of $0.44 to $0.50 per diluted share.

To Access the Live Webcast/Conference Call

TTM will host a conference call and webcast to discuss third quarter 2018 results and fourth quarter 2018 outlook on Tuesday, October 30, 2018, at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time). The conference call will include forward-looking statements.

Telephone access is available by dialing domestic 800-667-5617 or international 334-323-0509 (ID 9367022). The conference call also will be webcast on TTM’s website at www.ttm.com.

TTM Technologies, Inc., Q3’18	Contact: Sameer Desai, Senior Director, Corporate Development & Investor Relations Sameer.desai@ttmtech.com 714-327-3050

To Access a Replay of the Webcast

The replay of the webcast will remain accessible for one week following the live event on TTM’s website at www.ttm.com.

About TTM

TTM Technologies, Inc. is a leading global printed circuit board manufacturer, focusing on quick-turn and volume production of technologically advanced PCBs, backplane assemblies and electro-mechanical solutions as well as a global designer and manufacturer of RF and microwave components and assemblies. TTM stands for time-to-market, representing how TTM’s time-critical, one-stop manufacturing services enable customers to shorten the time required to develop new products and bring them to market. Additional information can be found at www.ttm.com.

Forward-Looking Statements

This release contains forward-looking statements that relate to future events or performance. TTM cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect TTM’s current expectations, and TTM does not undertake to update or revise these forward looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other TTM statements will not be realized. Further, these statements involve risks and uncertainties, many of which are beyond TTM’s control, which could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include, but are not limited to, general market and economic conditions, including interest rates, currency exchange rates and consumer spending, demand for TTM’s products, market pressures on prices of TTM’s products, warranty claims, changes in product mix, contemplated significant capital expenditures and related financing requirements, TTM’s dependence upon a small number of customers and other factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the SEC.

About Our Non-GAAP Financial Measures

This release includes information about TTM’s adjusted EBITDA, non-GAAP net income and non-GAAP earnings per share, all of which are non-GAAP financial measures. TTM presents non-GAAP financial information to enable investors to see TTM through the eyes of management and to provide better insight into TTM’s ongoing financial performance.

A material limitation associated with the use of the above non-GAAP financial measures is that they have no standardized measurement prescribed by GAAP and may not be comparable to similar non-GAAP financial measures used by other companies. TTM compensates for these limitations by providing full disclosure of each non-GAAP financial measure and reconciliation to the most directly comparable GAAP financial measure. However, the non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

With respect to the Company’s outlook for non-GAAP net income per diluted share, we are unable to predict with reasonable certainty or without unreasonable effort certain items that may affect such measure calculated and presented in accordance with GAAP. Our expected non-GAAP net income per diluted share excludes primarily the future impact of restructuring actions, impairment charges, unusual gains and losses, and tax adjustments. These reconciling items are highly variable and difficult to predict due to various factors outside of management’s control and could have a material impact on our future period net income per diluted share calculated and presented in accordance with GAAP. Accordingly, a reconciliation of non-GAAP net income per diluted share to such measure calculated and presented in accordance with GAAP is not available without unreasonable effort and has not been provided.

- Tables Follow -

TTM TECHNOLOGIES, INC.

Selected Unaudited Financial Information

(In thousands, except per share data)

	Third Quarter		Second Quarter	First Three Quarters
	2018	2017	2018	2018	2017
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
Net sales	$755,837	$666,814	$716,887	$2,136,306	$1,919,243
Cost of goods sold	626,253	569,980	600,747	1,801,904	1,621,523

Gross profit	129,584	96,834	116,140	334,402	297,720

Operating expenses:
Selling and marketing	18,533	16,269	18,619	54,780	48,775
General and administrative	39,974	30,018	45,721	119,822	90,725
Amortization of definite-lived intangibles	16,609	5,905	19,489	41,959	17,727
Restructuring charges	(82)	100	577	1,556	1,125
(Gain)/loss on sale of assets	—	452	—	—	(2,348)

Total operating expenses	75,034	52,744	84,406	218,117	156,004

Operating income	54,550	44,090	31,734	116,285	141,716

Interest expense	(22,225)	(13,598)	(20,453)	(56,425)	(40,116)
Loss on extinguishment of debt	—	(768)	—	—	(769)
Other, net	2,213	(6,984)	6,178	7,284	(14,518)

Income before income taxes	34,538	22,740	17,459	67,144	86,313
Income tax (provision) / benefit	(7,537)	(1,205)	66,545	53,958	(10,902)

Net income	$27,001	$21,535	$84,004	$121,102	$75,411

Net income attributable to noncontrolling interest	—	(82)	—	—	(408)

Net income attributable to stockholders	$27,001	$21,453	$84,004	$121,102	$75,003

Earnings per share attributable to stockholders:
Basic	$0.26	$0.21	$0.81	$1.17	$0.74
Diluted	$0.22	$0.19	$0.65	$0.98	$0.65

Weighted-average shares used in computing per share amounts:
Basic	103,676	101,814	103,553	103,246	101,501
Diluted	136,435	131,596	134,721	134,871	131,914

Reconciliation of the numerator and denominator used to calculate basic earnings per share and diluted earnings per share:

Net income attributable to stockholders	$27,001	$21,453	$84,004	$121,102	$75,003
Add back items: interest expense, net of tax	3,628	3,469	3,587	10,763	10,296

Adjusted net income attributable to stockholders	$30,629	$24,922	$87,591	$131,865	$85,299

Weighted-average shares outstanding	103,676	101,814	103,553	103,246	101,501
Dilutive effect of convertible debt	25,938	25,939	25,938	25,939	25,939
Dilutive effect of warrants	5,226	2,151	3,854	4,086	2,753
Dilutive effect of performance-based stock units, restricted stock units & stock options	1,595	1,692	1,376	1,600	1,721

Diluted shares	136,435	131,596	134,721	134,871	131,914

Earnings per share attributable to stockholders:
Basic	$0.26	$0.21	$0.81	$1.17	$0.74
Diluted	$0.22	$0.19	$0.65	$0.98	$0.65

SELECTED BALANCE SHEET DATA
	October 1, 2018	January 1, 2018
Cash and cash equivalents, including restricted cash	$207,952	$409,326
Accounts and notes receivable, net	569,215	483,903
Contract assets	296,836	—
Inventories	122,232	294,588
Total current assets	1,233,008	1,221,307
Property, plant and equipment, net	1,059,246	1,056,845
Other non-current assets	1,196,972	503,730
Total assets	3,489,226	2,781,882

Short-term debt, including current portion of long-term debt	$40,000	$4,578
Accounts payable	451,645	497,455
Total current liabilities	695,276	720,356
Debt, net of discount	1,518,315	975,479
Total long-term liabilities	1,619,039	1,050,146
Total equity	1,174,911	1,011,380
Total liabilities and equity	3,489,226	2,781,882

SUPPLEMENTAL DATA
	Third Quarter		Second Quarter	First Three Quarters
	2018	2017	2018	2018	2017
Gross margin	17.1%	14.5%	16.2%	15.7%	15.5%
Operating margin	7.2%	6.6%	4.4%	5.4%	7.4%

End Market Breakdown:
	Third Quarter		Second Quarter
	2018	2017	2018
Aerospace/Defense	23%	16%	24%
Automotive	15%	20%	19%
Cellular Phone	17%	17%	8%
Computing/Storage/Peripherals	14%	14%	15%
Medical/Industrial/Instrumentation	13%	14%	14%
Networking/Communications	17%	17%	17%
Other	1%	2%	3%

Stock-based Compensation:
	Third Quarter		Second Quarter
	2018	2017	2018

Amount included in:
Cost of goods sold	$774	$606	$829
Selling and marketing	520	369	545
General and administrative	4,165	3,703	4,493

Total stock-based compensation expense	$5,459	$4,678	$5,867

Operating Segment Data:
	Third Quarter		Second Quarter
Net sales:	2018	2017	2018
PCB	$698,983	$609,742	$657,601
E-M Solutions	59,481	60,620	61,842
Corporate	—	—	—

Total sales	758,464	670,362	719,443
Inter-segment sales	(2,627)	(3,548)	(2,556)

Total net sales	$755,837	$666,814	$716,887

Operating segment income:
PCB	$98,039	$70,443	$80,964
E-M Solutions	2,205	2,870	2,496
Corporate	(26,920)	(23,318)	(32,237)

Total operating segment income	73,324	49,995	51,223
Amortization of definite-lived intangibles	(18,774)	(5,905)	(19,489)

Total operating income	54,550	44,090	31,734
Total other expense	(20,012)	(21,350)	(14,275)

Income before income taxes	$34,538	$22,740	$17,459

RECONCILIATIONS[1]
	Third Quarter		Second Quarter	First Three Quarters
	2018	2017	2018	2018	2017
Non-GAAP gross profit reconciliation[2]:
GAAP gross profit	$129,584	$96,834	$116,140	$334,402	$297,720
Add back item:
Inventory markup	—	—	4,900	4,900	—
Amortization of definite-lived intangibles	2,165	—	—	2,165	—
Stock-based compensation	774	606	829	2,132	1,639

Non-GAAP gross profit	$132,523	$97,440	$121,869	$343,599	$299,359

Non-GAAP gross margin	17.5%	14.6%	17.0%	16.1%	15.6%

Non-GAAP operating income reconciliation[3]:
GAAP operating income	$54,550	$44,090	$31,734	$116,285	$141,716
Add back items:
Amortization of definite-lived intangibles	18,774	5,905	19,489	44,124	17,727
Stock-based compensation	5,459	4,678	5,867	14,948	13,306
(Gain)/loss on sale of assets	—	452	—	—	(2,348)
Inventory markup	—	—	4,900	4,900	—
Impairments, restructuring, acquisition-related, and other charges	230	100	7,429	12,693	1,225

Non-GAAP operating income	$79,013	$55,225	$69,419	$192,950	$171,626

Non-GAAP operating margin	10.5%	8.3%	9.7%	9.0%	8.9%

Non-GAAP net income and EPS attributable to stockholders reconciliation[4]:
GAAP net income attributable to stockholders	$27,001	$21,453	$84,004	$121,102	$75,003
Add back items:
Amortization of definite-lived intangibles	18,774	5,905	19,489	44,124	17,727
Stock-based compensation	5,459	4,678	5,867	14,948	13,306
Non-cash interest expense	3,992	2,699	3,353	10,399	8,052
(Gain)/loss on sale of assets	—	452	—	—	(2,348)
Inventory markup	—	—	4,900	4,900	—
Loss on extinguishment of debt	—	768	—	—	769
Impairments, restructuring, acquisition-related, and other charges	230	100	7,742	13,235	1,225
Income taxes[5]	(337)	(2,643)	(73,073)	(73,302)	(7,855)

Non-GAAP net income attributable to stockholders	$55,119	$33,412	$52,282	$135,406	$105,879

Non-GAAP earnings per diluted share attributable to stockholders	$0.50	$0.32	$0.48	$1.24	$1.00

Non-GAAP diluted number of shares[6]:
Diluted shares	136,435	131,596	134,721	134,871	131,914
Dilutive effect of convertible debt	(25,938)	(25,939)	(25,938)	(25,939)	(25,939)

Non-GAAP diluted number of shares	110,497	105,657	108,783	108,932	105,975

Adjusted EBITDA reconciliation[7]:
GAAP net income	$27,001	$21,535	$84,004	$121,102	$75,411
Add back items:
Income tax provision (benefit)	7,537	1,205	(66,545)	(53,958)	10,902
Interest expense	22,225	13,598	20,453	56,425	40,116
Amortization of definite-lived intangibles	18,774	5,905	19,489	44,124	17,727
Depreciation expense	41,092	37,496	40,298	121,165	109,719
Stock-based compensation	5,459	4,678	5,867	14,948	13,306
(Gain)/loss on sale of assets	—	452	—	—	(2,348)
Inventory markup	—	—	4,900	4,900	—
Loss on extinguishment of debt	—	768	—	—	769
Impairments, restructuring, acquisition-related, and other charges	230	100	7,429	12,693	1,225

Adjusted EBITDA	$122,318	$85,737	$115,895	$321,399	$266,827

Adjusted EBITDA margin	16.2%	12.9%	16.2%	15.0%	13.9%

Free cash flow reconciliation:
Operating cash flow	79,992	71,366	55,639	121,370	180,064
Capital expenditures, net	(35,038)	(22,877)	(38,948)	(116,125)	(91,881)

Free cash flow	$44,954	$48,489	$16,691	$5,245	$88,183

[1]

This information provides a reconciliation of non-GAAP gross profit, non-GAAP operating income, non-GAAP net income attributable to stockholders, non-GAAP EPS attributable to stockholders, and adjusted EBITDA to the financial information in our consolidated condensed statements of operations.

[2]	Non-GAAP gross profit and gross margin measures exclude amortization of intangibles, stock-based compensation expense and inventory markup.
[3]

Non-GAAP operating income and operating margin measures exclude amortization of intangibles, stock-based compensation expense, gain on sale of assets, inventory markup, acquisition-related costs, asset impairments, restructuring and other charges.

[4]

This information provides non-GAAP net income attributable to stockholders and non-GAAP EPS attributable to stockholders, which are non-GAAP financial measures. Management believes that both measures — which add back amortization of intangibles, stock-based compensation expense, non-cash interest expense on debt (before consideration of capitalized interest), gain on sale of assets, inventory markup, acquisition-related costs, asset impairments, restructuring and other charges as well as the associated tax impact of these charges and discrete tax items — provide additional useful information to investors regarding the Company’s ongoing financial condition and results of operations.

[5]	Income tax adjustments reflect the difference between income taxes based on a non-GAAP tax rate and a forecasted annual GAAP tax rate.
[6]	Non-GAAP diluted number of shares used in computing non-GAAP earnings per share attributable to stockholders excludes the dilutive effect of convertible debt.
[7]

Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization of intangibles, stock-based compensation expense, gain on sale of assets, inventory markup, acquisition-related costs, asset impairments, restructuring and other charges. We present adjusted EBITDA to enhance the understanding of our operating results, and it is a key measure we use to evaluate our operations. In addition, we provide our adjusted EBITDA because we believe that investors and securities analysts will find adjusted EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, adjusted EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States of America.